Exhibit 10.2
VAIL RESORTS, INC.
SHARE APPRECIATION RIGHTS AGREEMENT
UNITED STATES

THIS AGREEMENT is between Vail Resorts, Inc., a Delaware corporation (the “Company”), and the employee who receives this Agreement in connection with an award of Share Appreciation Rights under the Company’s 2024 Omnibus Incentive Plan (the “Plan”), the terms of which are incorporated herein by reference. Capitalized terms used and not defined herein have the meanings set forth in the Plan.

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, and for other good and valuable consideration, the parties hereto agree as follows.

1.Share Appreciation Rights Terms.

a.Grant. You may, from time to time, be awarded Share Appreciation Rights, subject to the terms and conditions of the Plan and those herein set forth. An award of Share Appreciation Rights is granted as of the date set forth in the notification to you of such award (the “Date of Grant”) with respect to the number of Shares indicated in your award notification (the “SAR Shares”), at an exercise price per Share Appreciation Right as provided in your award notification (the “Exercise Price”). Your Share Appreciation Rights will expire at the close of business on the tenth anniversary of the Date of Grant (the “Expiration Date”), subject to earlier expiration in connection with the termination of your employment as provided below.

b.Exercisability/Vesting. Your Share Appreciation Rights will be exercisable only to the extent they have vested. Your Share Appreciation Rights will become vested as provided in your award notification, if and only if you have been continuously employed by the Company and/or its Subsidiaries from the date of this Agreement through such dates. Upon the termination of your employment for any reason, by you or by the Company and/or its Subsidiaries, with or without Cause, all of your unvested Share Appreciation Rights shall expire and be of no further force or effect. Any such termination shall not affect your vested Share Appreciation Rights, which shall remain exercisable pursuant to paragraph 1(d) below.

c.Change in Control. Notwithstanding any provision of this Agreement to the contrary, in the event that the successor corporation in a Change in Control does not assume or substitute for the Share Appreciation Rights (“Award” or “SAR”) (or portion thereof), the Committee will (i) cause any or all of such Award (or portion thereof) to terminate in exchange for cash, rights or other property having a value (as determined by the Committee acting in good faith) equal to the product of the number of SAR Shares multiplied by the amount, if any, by which the formula or fixed price per share paid to holders of Shares pursuant to such transaction exceeds the Exercise Price applicable to the Award, or (ii) cause the Participant to fully vest in and have the right to exercise all of his or her outstanding Share Appreciation Rights, including Shares as to which such Awards would not otherwise be vested or exercisable, in each case, to the extent the

Award otherwise remains outstanding and has not otherwise been exercised or forfeited as of any such Change in Control. For the avoidance of doubt, if the formula or fixed price per share paid to holders of Shares pursuant to such transaction is equal to or less than the SAR Price applicable to the SAR, then the SAR may be cancelled without payment therefore.

Notwithstanding anything herein to the contrary, in the event that the Award is assumed or substituted or otherwise continued by a successor in a Change in Control, the following terms shall apply. In the event of your termination of continuous employment without Cause by the successor or its affiliates in a Change in Control during the 12-month period following a Change in Control, the outstanding Stock Appreciation Rights shall become immediately exercisable with respect to 100% of the shares subject thereto as of the date of your termination of employment. The good faith determination by the Company of whether your employment was terminated by the Company for Cause shall be final and binding for all purposes hereunder. For the avoidance of doubt, the foregoing shall apply to the extent and in a manner consistent with the requirements of Section 409A of the Internal Revenue Code. The obligations of the Company hereunder shall be binding upon any successor of the Company.

d.Termination of Share Appreciation Rights. In no event shall any part of your Share Appreciation Rights be exercisable after the Expiration Date set forth in paragraph 1(a) If your employment with the Company and/or its Subsidiaries terminates for any reason, that portion of your Share Appreciation Rights that is not vested and exercisable on the date of termination of your employment shall expire and be forfeited. The portion of your Share Appreciation Rights that is vested and exercisable on the date of such termination shall, to the extent not theretofore exercised, expire on the 90th day after such date of termination.

e.Exercisability/Vesting in Event of Death or Disability. Notwithstanding any provision of this Agreement to the contrary, if your employment with the Company and/or its Subsidiaries terminates as a result of your death or Disability, then your Share Appreciation Rights, if not already vested under Sections 1(b) or 1(c) above, will vest in full as of the date of death or separation from employment due to Disability and may be exercised by the persons described in Section 4 below, but only within the period ending on the earlier of (1) the date twelve (12) months following the date of death or separation from employment due to Disability, or (2) the Expiration Date set forth in paragraph 1(a). If, after death or separation from employment due to Disability, the Share Appreciation Rights are not exercised within the time specified herein, the Share Appreciation Rights shall expire and be forfeited.

2.Procedure for Share Appreciation Rights Exercise. You may, at any time or from time to time, to the extent permitted hereby, exercise all or any portion of your vested portion of your Share Appreciation Rights by delivering, to the attention of the Company’s General Counsel at the address set forth in paragraph 9 below, written notice to the Company of the number of Share Appreciation Rights to be exercised.

3.Payment for Share Appreciation Rights. Upon your exercise of the Share Appreciation Rights, the Company shall pay you in SAR Shares an amount equal to the quotient of (i) the product of (x) the positive difference (if any) between the Fair Market Value of a SAR Share on the exercise date and the Exercise Price, multiplied by (y) the number of Share Appreciation Rights being exercised, divided by (ii) the Fair Market Value of a SAR Share on the exercise date, rounded down to the nearest whole share. Any fractional SAR Shares shall be forfeited.

4.Share Appreciation Rights Not Transferable. Your Share Appreciation Rights are personal to you and are not transferable by you, other than by will or by the laws of descent and distribution. During your lifetime, only you (or your guardian or legal representative) may exercise your Share Appreciation Rights. In the event of your death, your Share Appreciation Rights may be exercised only by the executor or administrator of your estate or the person or persons to whom your rights under the Share Appreciation Rights shall pass by will or by the laws of intestate succession.

5.Conformity with the Plan. Your Share Appreciation Rights are intended to conform in all respects with, and are subject to, all applicable provisions of the Plan, the terms and conditions of which are incorporated herein by reference. Any inconsistencies between this Agreement and the Plan shall be resolved in accordance with the Plan.

6.Rights of Participants. Nothing in this Agreement shall interfere with or limit in any way the right of the Company and/or its Subsidiaries to terminate your employment at any time (with or without Cause), or confer upon you any right to continue in the employ of the Company and/or its Subsidiaries for any period of time or to continue to receive your current (or other) rate of compensation. Nothing in this Agreement shall confer upon you any right to be selected to receive additional awards under the Plan or otherwise.

7.Withholding of Taxes. The Company may, if necessary or desirable, withhold from any amounts due and payable to you by the Company or a Subsidiary (or secure payment from you in lieu of withholding) the amount of any withholding or other tax due from the Company or Subsidiary with respect to the issuance or exercise of your Share Appreciation Rights, and the Company may defer such issuance or exercise unless indemnified by you to its satisfaction against the payment of any such amount. Notwithstanding the foregoing, the maximum number of SAR Shares that may be withheld upon the issuance or exercise of your Share Appreciation Rights to satisfy any federal, state, or local tax withholding requirements may not exceed such number of SAR Shares having a Fair Market Value equal to the minimum statutory amount required by the Company to be withheld and paid to any such federal, state, or local taxing authority with respect to such issuance or exercise of your Share Appreciation Rights, or such greater amount as may be permitted under applicable accounting standards.

8.Adjustments. In the event that the Committee shall determine that any dividend in Shares, recapitalization, Share split, reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, or other similar corporate transaction or event affects the Shares such that an adjustment is appropriate in order to prevent dilution or enlargement of your rights under this Share Appreciation Rights Agreement, then the Committee shall make such equitable changes or adjustments as it deems appropriate and adjust, in such manner as it deems equitable, any or all of: (i) the number and kinds of SAR Shares, other securities or other consideration subject to the Share Appreciation Rights; and (ii) the Exercise Price of the Share Appreciation Rights. In the event that the Company shall declare an extraordinary cash dividend, then the Committee shall in its discretion either (i) pay you cash on the payment date of such dividend in an amount equal to the number of SAR Shares represented by the vested portion of your Share Appreciation Rights multiplied by the per share amount of such extraordinary cash dividend and to the extent these Share Appreciation Rights are not then fully vested make similar additional payments in the future when and as the remaining portion of these Share Appreciation Rights vest; or (ii) reduce the Exercise Price of your Share Appreciation Rights by an amount equal to the per share extraordinary dividend; or (iii) make such other adjustment as the Committee determines would provide you with a substantially similar benefit.

9.Notices. Any notice required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been given when delivered personally or by courier, or sent by certified or registered mail, postage prepaid, return receipt requested, duly addressed to the party concerned at the address indicated below or to such changed address as such party may subsequently by similar process give notice of, or by email or other electronic means using a system maintained by the Company when transmitted without a notice of failed delivery:

If to the Company: Vail Resorts, Inc.
390 Interlocken Crescent
Suite 1000
Broomfield, Colorado 80021
Attention: General Counsel

If to you: At your most recent address shown on the Company’s corporate records, or at any other address which you may specify in a notice delivered to the Company in the manner set forth herein.

10.Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without reference to the principles of conflict of laws.

11.Compliance with Law. The exercise of the Share Appreciation Rights shall be subject to compliance by the Company and you with all applicable laws, including the requirements of any stock exchange on which the SAR Shares may be listed. You may not exercise the Share Appreciation Rights if such exercise would violate any applicable federal or state securities laws or other laws or regulations. You understand that the Company is under no obligation to register the SAR Shares with the Securities and Exchange Commission, any state securities commission or any stock exchange to effect such compliance.

12.Successors and Assigns. The Company may assign any of its rights under this Agreement. This Agreement will be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth herein, this Agreement will be binding upon you and your beneficiaries, executors, administrators and the person(s) to whom the Share Appreciation Rights may be transferred by will or the laws of descent or distribution.

13.Severability. The invalidity or unenforceability of any provision of the Plan or this Agreement shall not affect the validity or enforceability of any other provision of the Plan or this Agreement, and each provision of the Plan and this Agreement shall be severable and enforceable to the extent permitted by law.

14.Code Section 409A. This Agreement is intended to comply with Section 409A of the Code or an exemption thereunder and shall be construed and interpreted in a manner that is consistent with the requirements for avoiding additional taxes or penalties under Section 409A of the Code. Notwithstanding the foregoing, the Company makes no representations that the payments and benefits provided under this Agreement comply with Section 409A of the Code and in no event shall the Company be liable for all or any portion of any taxes, penalties, interest or other expenses that may be incurred by you on account of non- compliance with Section 409A of the Code.

15.Binding Effect. By accepting the award of Share Appreciation Rights, you agree to be bound by this Agreement.

16.Confidentiality. As part of your responsibilities with the Company, you may have access to or become familiar with information concerning the business of the Company that is of a confidential nature. By accepting this Award, you agree that you will not discuss or disclose any confidential information to any outside individual or institution or to use it for your own benefit except on the direct written authorization of a member of the Executive Committee. Please refer to the Confidential Information section in the Employee Guide for additional information, including a description of the information considered confidential. The Company will pursue legal remedies for unauthorized use or disclosure of sensitive, confidential information.

VAIL RESORTS, INC.
SHARE APPRECIATION RIGHTS AGREEMENT
AUSTRALIA

THIS AGREEMENT is between Vail Resorts, Inc., a Delaware corporation (the “Company”), and the employee who receives this Agreement in connection with an award of Share Appreciation Rights under the Company’s 2024 Omnibus Incentive Plan (the “Plan”), the terms of which are incorporated herein by reference. Capitalized terms used and not defined herein have the meanings set forth in the Plan.

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, and for other good and valuable consideration, the parties hereto agree as follows.

1.Share Appreciation Rights Terms.

a.Grant. You may, from time to time, be awarded Share Appreciation Rights, subject to the terms and conditions of the Plan and those herein set forth. An award of Share Appreciation Rights is granted as of the date set forth in the notification to you of such award (the “Date of Grant”) with respect to the number of Shares indicated in your award notification (the “SAR Shares”), at an exercise price per Share Appreciation Right as provided in your award notification (the “Exercise Price”). Your Share Appreciation Rights will expire at the close of business on the tenth anniversary of the Date of Grant (the “Expiration Date”), subject to earlier expiration in connection with the termination of your employment as provided below.

b.Exercisability/Vesting. Your Share Appreciation Rights will be exercisable only to the extent they have vested. Your Share Appreciation Rights will become vested as provided in your award notification, if and only if you have been continuously employed by the Company and/or its Subsidiaries from the date of this Agreement through such dates. Upon the termination of your employment for any reason, by you or by the Company and/or its Subsidiaries, with or without Cause, all of your unvested Share Appreciation Rights shall expire and be of no further force or effect. Any such termination shall not affect your vested Share Appreciation Rights, which shall remain exercisable pursuant to paragraph 1(d) below.

c.Change in Control. Notwithstanding any provision of this Agreement to the contrary, in the event that the successor corporation in a Change in Control does not assume or substitute for the Share Appreciation Rights (“Award” or “SAR”) (or portion thereof), the Committee will (i) cause any or all of such Award (or portion thereof) to terminate in exchange for cash, rights or other property having a value (as determined by the Committee acting in good faith) equal to the product of the number of SAR Shares multiplied by the amount, if any, by which the formula or fixed price per share paid to holders of Shares pursuant to such transaction exceeds the Exercise Price applicable to the Award, or (ii) cause the Participant to fully vest in and have the right to exercise all of his or her outstanding Share Appreciation Rights, including Shares as to which such Awards would not otherwise be vested or exercisable, in each case, to the extent the

Award otherwise remains outstanding and has not otherwise been exercised or forfeited as of any such Change in Control. For the avoidance of doubt, if the formula or fixed price per share paid to holders of Shares pursuant to such transaction is equal to or less than the SAR Price applicable to the SAR, then the SAR may be cancelled without payment therefore.

Notwithstanding anything herein to the contrary, in the event that the Award is assumed or substituted or otherwise continued by a successor in a Change in Control, the following terms shall apply. In the event of your termination of continuous employment without Cause by the successor or its affiliates in a Change in Control during the 12-month period following a Change in Control, the outstanding Stock Appreciation Rights shall become immediately exercisable with respect to 100% of the shares subject thereto as of the date of your termination of employment. The good faith determination by the Company of whether your employment was terminated by the Company for Cause shall be final and binding for all purposes hereunder. For the avoidance of doubt, the foregoing shall apply to the extent and in a manner consistent with the requirements of Section 409A of the Internal Revenue Code. The obligations of the Company hereunder shall be binding upon any successor of the Company.

d.Termination of Share Appreciation Rights. In no event shall any part of your Share Appreciation Rights be exercisable after the Expiration Date set forth in paragraph 1(a) If your employment with the Company and/or its Subsidiaries terminates for any reason, that portion of your Share Appreciation Rights that is not vested and exercisable on the date of termination of your employment shall expire and be forfeited. The portion of your Share Appreciation Rights that is vested and exercisable on the date of such termination shall, to the extent not theretofore exercised, expire on the 90th day after such date of termination.

e.Exercisability/Vesting in Event of Death or Disability. Notwithstanding any provision of this Agreement to the contrary, if your employment with the Company and/or its Subsidiaries terminates as a result of your death or Disability, then your Share Appreciation Rights, if not already vested under Sections 1(b) or 1(c) above, will vest in full as of the date of death or separation from employment due to Disability and may be exercised by the persons described in Section 4 below, but only within the period ending on the earlier of (1) the date twelve (12) months following the date of death or separation from employment due to Disability, or (2) the Expiration Date set forth in paragraph 1(a). If, after death or separation from employment due to Disability, the Share Appreciation Rights are not exercised within the time specified herein, the Share Appreciation Rights shall expire and be forfeited.

2.Procedure for Share Appreciation Rights Exercise. You may, at any time or from time to time, to the extent permitted hereby, exercise all or any portion of your vested portion of your Share Appreciation Rights by delivering, to the attention of the Company’s General Counsel at the address set forth in paragraph 9 below, written notice to the Company of the number of Share Appreciation Rights to be exercised.

3.Payment for Share Appreciation Rights. Upon your exercise of the Share Appreciation Rights, the Company shall pay you in SAR Shares an amount equal to the quotient of (i) the product of (x) the positive difference (if any) between the Fair Market Value of a SAR Share on the exercise date and the Exercise Price, multiplied by (y) the number of Share Appreciation Rights being exercised, divided by (ii) the Fair Market Value of a SAR Share on the exercise date, rounded down to the nearest whole share. Any fractional SAR Shares shall be forfeited.

4.Share Appreciation Rights Not Transferable. Your Share Appreciation Rights are personal to you and are not transferable by you, other than by will or by the laws of descent and distribution. During your lifetime, only you (or your guardian or legal representative) may exercise your Share Appreciation Rights. In the event of your death, your Share Appreciation Rights may be exercised only by the executor or administrator of your estate or the person or persons to whom your rights under the Share Appreciation Rights shall pass by will or by the laws of intestate succession.

5.Conformity with the Plan. Your Share Appreciation Rights are intended to conform in all respects with, and are subject to, all applicable provisions of the Plan, the terms and conditions of which are incorporated herein by reference. Any inconsistencies between this Agreement and the Plan shall be resolved in accordance with the Plan.

6.Rights of Participants. Nothing in this Agreement shall interfere with or limit in any way the right of the Company and/or its Subsidiaries to terminate your employment at any time (with or without Cause), or confer upon you any right to continue in the employ of the Company and/or its Subsidiaries for any period of time or to continue to receive your current (or other) rate of compensation. Nothing in this Agreement shall confer upon you any right to be selected to receive additional awards under the Plan or otherwise.

7.Withholding of Taxes. The Company may, if necessary or desirable, withhold from any amounts due and payable to you by the Company or a Subsidiary (or secure payment from you in lieu of withholding) the amount of any withholding or other tax due from the Company or Subsidiary with respect to the issuance or exercise of your Share Appreciation Rights, and the Company may defer such issuance or exercise unless indemnified by you to its satisfaction against the payment of any such amount. Notwithstanding the foregoing, the maximum number of SAR Shares that may be withheld upon the issuance or exercise of your Share Appreciation Rights to satisfy any federal, state, or local tax withholding requirements may not exceed such number of SAR Shares having a Fair Market Value equal to the minimum statutory amount required by the Company to be withheld and paid to any such federal, state, or local taxing authority with respect to such issuance or exercise of your Share Appreciation Rights, or such greater amount as may be permitted under applicable accounting standards.

8.Adjustments. In the event that the Committee shall determine that any dividend in Shares, recapitalization, Share split, reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, or other similar corporate transaction or event affects the Shares such that an adjustment is appropriate in order to prevent dilution or enlargement of your rights under this Share Appreciation Rights Agreement, then the Committee shall make such equitable changes or adjustments as it deems appropriate and adjust, in such manner as it deems equitable, any or all of: (i) the number and kinds of

SAR Shares, other securities or other consideration subject to the Share Appreciation Rights; and (ii) the Exercise Price of the Share Appreciation Rights. In the event that the Company shall declare an extraordinary cash dividend, then the Committee shall in its discretion either (i) pay you cash on the payment date of such dividend in an amount equal to the number of SAR Shares represented by the vested portion of your Share Appreciation Rights multiplied by the per share amount of such extraordinary cash dividend and to the extent these Share Appreciation Rights are not then fully vested make similar additional payments in the future when and as the remaining portion of these Share Appreciation Rights vest; or (ii) reduce the Exercise Price of your Share Appreciation Rights by an amount equal to the per share extraordinary dividend; or (iii) make such other adjustment as the Committee determines would provide you with a substantially similar benefit.

9.Notices. Any notice required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been given when delivered personally or by courier, or sent by certified or registered mail, postage prepaid, return receipt requested, duly addressed to the party concerned at the address indicated below or to such changed address as such party may subsequently by similar process give notice of, or by email or other electronic means using a system maintained by the Company when transmitted without a notice of failed delivery:

If to the Company: Vail Resorts, Inc.
390 Interlocken Crescent
Suite 1000
Broomfield, Colorado 80021
Attention: General Counsel

If to you: At your most recent address shown on the Company’s corporate records, or at any other address which you may specify in a notice delivered to the Company in the manner set forth herein.

10.Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without reference to the principles of conflict of laws.

11.Compliance with Law. The exercise of the Share Appreciation Rights shall be subject to compliance by the Company and you with all applicable laws, including the requirements of any stock exchange on which the SAR Shares may be listed. You may not exercise the Share Appreciation Rights if such exercise would violate any applicable federal or state securities laws or other laws or regulations. You understand that the Company is under no obligation to register the SAR Shares with the Securities and Exchange Commission, any state securities commission or any stock exchange to effect such compliance.

12.Successors and Assigns. The Company may assign any of its rights under this Agreement. This Agreement will be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth herein, this Agreement will be binding upon you and your beneficiaries, executors, administrators and the person(s) to whom the Share Appreciation Rights may be transferred by will or the laws of descent or distribution.

13.Severability. The invalidity or unenforceability of any provision of the Plan or this Agreement shall not affect the validity or enforceability of any other provision of the Plan or this Agreement, and each provision of the Plan and this Agreement shall be severable and enforceable to the extent permitted by law.

14.Code Section 409A. This Agreement is intended to comply with Section 409A of the Code or an exemption thereunder and shall be construed and interpreted in a manner that is consistent with the requirements for avoiding additional taxes or penalties under Section 409A of the Code. Notwithstanding the foregoing, the Company makes no representations that the payments and benefits provided under this Agreement comply with Section 409A of the Code and in no event shall the Company be liable for all or any portion of any taxes, penalties, interest or other expenses that may be incurred by you on account of non- compliance with Section 409A of the Code.

15.Binding Effect. By accepting the award of Share Appreciation Rights, you agree to be bound by this Agreement.

16.Confidentiality. As part of your responsibilities with the Company, you may have access to or become familiar with information concerning the business of the Company that is of a confidential nature. By accepting this Award, you agree that you will not discuss or disclose any confidential information to any outside individual or institution or to use it for your own benefit except on the direct written authorization of a member of the Executive Committee. Please refer to the Confidential Information section in the Employee Guide for additional information, including a description of the information considered confidential. The Company will pursue legal remedies for unauthorized use or disclosure of sensitive, confidential information.

17.No Disclosure Under the Australian Corporations Act. The issue of any Award to any Australian Eligible Person pursuant to the 2024 Omnibus Incentive Plan is made without any disclosure under Part 6D of the Australian Corporations Act on the basis that the issue of the Award to the Eligible Person is an offer that does not require disclosure under section 708 of the Australian Corporations Act. This also means that the Australian Eligible Person who is issued an Award pursuant to the 2024 Omnibus Incentive Plan may not transfer that Award within 12 months of issue without that Eligible Person themselves making applicable disclosure under Part 6D of the Corporations Act (which, in practice, may mean that such Awards cannot be legally transferred by the Eligible Persons within 12 months of issue) – this is the case regardless of whether or not the relevant Award has vested at that time.

VAIL RESORTS, INC.
SHARE APPRECIATION RIGHTS AGREEMENT
CANADA

THIS AGREEMENT is between Vail Resorts, Inc., a Delaware corporation (the “Company”), and the Participant who receives this Agreement in connection with an award of Share Appreciation Rights under the Company’s 2024 Omnibus Incentive Plan (the “Plan”), the terms of which are incorporated herein by reference. Capitalized terms used and not defined herein have the meanings set forth in the Plan.

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, and for other good and valuable consideration, the parties hereto agree as follows.

1.Share Appreciation Rights Terms.

a.Grant. You may, from time to time, be awarded Share Appreciation Rights (“Award” or “SAR”), subject to the terms and conditions of the Plan and those herein set forth. A SAR is granted as of the date set forth in the notification to you of such award (the “Date of Grant”) with respect to the number of Shares indicated in your award notification (the “SAR Shares”), at an exercise price per SAR as provided in your award notification (the “Exercise Price”). Your SAR will expire at the close of business on the tenth anniversary of the Date of Grant (the “Expiration Date”), subject to earlier expiration in connection with your Termination of Service as provided below.

b.Exercisability/Vesting. Your SAR will be exercisable only to the extent they have vested. Your SAR will become vested as provided in your award notification, if and only if you have not had a Termination of Service from the Company and/or its Subsidiaries as of the applicable vesting date. Upon your Termination of Service for any reason, by you or by the Company and/or its Subsidiaries, with or without Cause, all of your unvested SAR shall expire effective as of the Termination Date and be of no further force or effect. Any such Termination of Service shall not affect your vested SAR, which shall remain exercisable pursuant to paragraph 1(d) below.

c.For the purposes of this Agreement:

i.“Cause” shall have the equivalent meaning or the same meaning as “cause” or “for cause” set forth in any employment, consulting, or other agreement for the performance of services between you and the Company or an Affiliate or, in the absence of any such agreement or any such definition in such agreement, such term shall mean (A) the failure by you to perform, in a reasonable manner, your duties, (B) any violation or breach by you of your employment, consulting or other similar agreement with the Company or an Affiliate, if any, (C) any violation or breach by you of any non-competition, non-solicitation, non-disclosure and/or other similar agreement with the Company or an Affiliate, (D) any act by you of dishonesty or bad faith with respect to the Company or an Affiliate, or (v)

the commission by you of any act, or crime reflecting unfavorably upon you or the Company or any Affiliate.

ii.“Termination of Service” means the termination of your employment or consulting relationship with the Company or a Subsidiary for any reason.

iii.“Termination Date” means your last day of actual and active service with the Company or a Subsidiary due to a Termination of Service and, except as required by applicable employment standards legislation, no period of notice or pay in lieu of notice that is given or that ought to have been given and which follows or is in respect of a period after your last day of actual and active service shall be considered as extending your service for the purposes of determining the entitlement to any SAR or any other entitlement under the Plan.

d.Change in Control. Notwithstanding any provision of this Agreement to the contrary, in the event that the successor corporation in a Change in Control does not assume or substitute for the SAR (or portion thereof), the Committee will (i) cause any or all of such Award (or portion thereof) to terminate in exchange for cash, rights or other property having a value (as determined by the Committee acting in good faith) equal to the product of the number of SAR Shares multiplied by the amount, if any, by which the formula or fixed price per share paid to holders of Shares pursuant to such transaction exceeds the Exercise Price applicable to the Award, or (ii) cause the Participant to fully vest in and have the right to exercise all of his or her outstanding SAR, including Shares as to which such Awards would not otherwise be vested or exercisable, in each case, to the extent the Award otherwise remains outstanding and has not otherwise been exercised or forfeited as of any such Change in Control. For the avoidance of doubt, if the formula or fixed price per share paid to holders of Shares pursuant to such transaction is equal to or less than the SAR Price applicable to the SAR, then the SAR may be cancelled without payment therefore.

Notwithstanding anything herein to the contrary, in the event that the Award is assumed or substituted or otherwise continued by a successor in a Change in Control, the following terms shall apply. In the event of your Termination of Service without Cause by the successor or its affiliates in a Change in Control during the 12-month period following a Change in Control, the outstanding SAR shall become immediately exercisable with respect to 100% of the shares subject thereto as of the Termination Date. The good faith determination by the Company of whether your Termination of Service was for Cause shall be final and binding for all purposes hereunder. For the avoidance of doubt, the foregoing shall apply to the extent and in a manner consistent with the requirements of Section 409A of the Internal Revenue Code. The obligations of the Company hereunder shall be binding upon any successor of the Company.

e.Termination of Share Appreciation Rights. In no event shall any part of your Award be exercisable after the Expiration Date set forth in paragraph 1(a). In the event of your Termination of Service with the Company and/or its Subsidiaries for any reason, that portion of your Award that is not vested and exercisable on

Termination Date shall expire and be forfeited. The portion of your Award that is vested and exercisable on Termination Date shall, to the extent not theretofore exercised, expire on the 90th day after the Termination Date.

f.Exercisability/Vesting in Event of Death or Disability. Notwithstanding any provision of this Agreement to the contrary, in the event of your Termination of Service with the Company and/or its Subsidiaries as a result of your death or Disability, then your SAR, if not already vested under Sections 1(b) or 1(c) above, will vest in full as of the Termination Date and may be exercised by the persons described in Section 4 below, but only within the period ending on the earlier of (1) the date twelve (12) months following the Termination Date, or (2) the Expiration Date set forth in paragraph 1(a). If, after a Termination of Service due to death or Disability, the SAR are not exercised within the time specified herein, the SAR shall expire and be forfeited.

2.Procedure for Share Appreciation Rights Exercise. You may, at any time or from time to time, to the extent permitted hereby, exercise all or any portion of the vested portion of your SAR by delivering, to the attention of the Company’s General Counsel at the address set forth in paragraph 9 below, written notice to the Company of the number of Share Appreciation Rights to be exercised.

3.Payment for Share Appreciation Rights. Upon your exercise of the Share Appreciation Rights, the Company shall pay you in SAR Shares an amount equal to the quotient of (i) the product of (x) the positive difference (if any) between the Fair Market Value of a SAR Share on the exercise date and the Exercise Price, multiplied by (y) the number of Share Appreciation Rights being exercised, divided by (ii) the Fair Market Value of a SAR Share on the exercise date, rounded down to the nearest whole share. Any fractional SAR Shares shall be forfeited.

4.Share Appreciation Rights Not Transferable. Your Share Appreciation Rights are personal to you and are not transferable by you, other than by will or by the laws of descent and distribution. During your lifetime, only you (or your guardian or legal representative) may exercise your Share Appreciation Rights. In the event of your death, your Share Appreciation Rights may be exercised only by the executor or administrator of your estate or the person or persons to whom your rights under the Share Appreciation Rights shall pass by will or by the laws of intestate succession.

5.Conformity with the Plan. Your Share Appreciation Rights are intended to conform in all respects with, and are subject to, all applicable provisions of the Plan, the terms and conditions of which are incorporated herein by reference. Any inconsistencies between this Agreement and the Plan shall be resolved in accordance with the Plan.

6.Rights of Participants. Nothing in this Agreement nor any Award shall confer upon you any right with respect to continuance of service by the Company nor shall this Agreement or any Award interfere with the right of the Company to terminate your service at any time. You acknowledge and agree that the granting of this SAR, or any other Award under the Plan will not: (i) impose any obligation on the Company to grant any Award to you in the future; (ii) entitle you to receive any further Award; or (iii) confer upon you any claim to be granted any Award under the Plan. You further acknowledge and agree that there is no entitlement to damages or other compensation arising from or related to not receiving, or the forfeiture of, any SAR under the Plan, including with respect to any entitlements which may have been awarded, vested or paid, after your last day of actual and active service with the Company or any Subsidiary, or if working notice of termination had been given, including but not limited to damages in lieu of notice at common law.

7.Withholding of Taxes. The Company may, if necessary or desirable, withhold from any amounts due and payable to you by the Company or a Subsidiary (or secure payment from you in lieu of withholding) the amount of any withholding or other tax due from the Company or Subsidiary with respect to the issuance or exercise of your Share Appreciation Rights, and the Company may defer such issuance or exercise unless indemnified by you to its satisfaction against the payment of any such amount. Notwithstanding the foregoing, the maximum number of SAR Shares that may be withheld upon the issuance or exercise of your Share Appreciation Rights to satisfy any federal, state, or local tax withholding requirements may not exceed such number of SAR Shares having a Fair Market Value equal to the minimum statutory amount required by the Company to be withheld and paid to any such federal, state, or local taxing authority with respect to such issuance or exercise of your Share Appreciation Rights, or such greater amount as may be permitted under applicable accounting standards.

8.Adjustments. In the event that the Committee shall determine that any dividend in Shares, recapitalization, Share split, reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, or other similar corporate transaction or event affects the Shares such that an adjustment is appropriate in order to prevent dilution or enlargement of your rights under this Share Appreciation Rights Agreement, then the Committee shall make such equitable changes or adjustments as it deems appropriate and adjust, in such manner as it deems equitable, any or all of: (i) the number and kinds of SAR Shares, other securities or other consideration subject to the Share Appreciation Rights; and (ii) the Exercise Price of the Share Appreciation Rights. In the event that the Company shall declare an extraordinary cash dividend, then the Committee shall in its discretion either (i) pay you cash on the payment date of such dividend in an amount equal to the number of SAR Shares represented by the vested portion of your Share Appreciation Rights multiplied by the per share amount of such extraordinary cash dividend and to the extent these Share Appreciation Rights are not then fully vested make similar additional payments in the future when and as the remaining portion of these Share Appreciation Rights vest; or (ii) reduce the Exercise Price of your Share Appreciation Rights by an amount equal to the per share extraordinary dividend; or (iii) make such other adjustment as the Committee determines would provide you with a substantially similar benefit.

9.Notices. Any notice required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been given when delivered personally or by courier, or sent by certified or registered mail, postage prepaid, return receipt requested, duly addressed to the party concerned at the address indicated below or to such changed address as such party may subsequently by similar process give notice of, or by email or other electronic means using a system maintained by the Company when transmitted without a notice of failed delivery:

If to the Company: Vail Resorts, Inc.
390 Interlocken Crescent
Suite 1000
Broomfield, Colorado 80021
Attention: General Counsel

If to you: At your most recent address shown on the Company’s corporate records, or at any other address which you may specify in a notice delivered to the Company in the manner set forth herein.

10.Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without reference to the principles of conflict of laws.

11.Compliance with Law. The exercise of the Share Appreciation Rights shall be subject to compliance by the Company and you with all applicable laws, including the requirements of any stock exchange on which the SAR Shares may be listed. You may not exercise the Share Appreciation Rights if such exercise would violate any applicable federal or state securities laws or other laws or regulations. You understand that the Company is under no obligation to register the SAR Shares with the Securities and Exchange Commission, any state securities commission or any stock exchange to effect such compliance.

12.Successors and Assigns. The Company may assign any of its rights under this Agreement. This Agreement will be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth herein, this Agreement will be binding upon you and your beneficiaries, executors, administrators and the person(s) to whom the Share Appreciation Rights may be transferred by will or the laws of descent or distribution.

13.Severability. The invalidity or unenforceability of any provision of the Plan or this Agreement shall not affect the validity or enforceability of any other provision of the Plan or this Agreement, and each provision of the Plan and this Agreement shall be severable and enforceable to the extent permitted by law.

14.Code Section 409A. This Agreement is intended to comply with Section 409A of the Code or an exemption thereunder and shall be construed and interpreted in a manner that is consistent with the requirements for avoiding additional taxes or penalties under Section 409A of the Code. Notwithstanding the foregoing, the Company makes no representations that the payments and benefits provided under this Agreement comply with Section 409A of the Code and in no event shall the Company be liable for all or any portion of any taxes, penalties, interest or other expenses that may be incurred by you on account of non- compliance with Section 409A of the Code.

15.Binding Effect. By accepting the award of Share Appreciation Rights, you agree to be bound by this Agreement.

16.Confidentiality. As part of your responsibilities with the Company, you may have access to or become familiar with information concerning the business of the Company that is of a confidential nature. By accepting this Award, you agree that you will not discuss or disclose any confidential information to any outside individual or institution or to use it for your own benefit except on the direct written authorization of a member of the Executive Committee. Please refer to the Confidential Information section in the Employee Guide for additional information, including a description of the information considered confidential. The Company will pursue legal remedies for unauthorized use or disclosure of sensitive, confidential information.

VAIL RESORTS, INC.
SHARE APPRECIATION RIGHTS AGREEMENT
SWITZERLAND

THIS AGREEMENT is between Vail Resorts, Inc., a Delaware corporation (the “Company”), and the employee who receives this Agreement in connection with an award of Share Appreciation Rights under the Company’s 2024 Omnibus Incentive Plan (the “Plan”), the terms of which are incorporated herein by reference. Capitalized terms used and not defined herein have the meanings set forth in the Plan.

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, and for other good and valuable consideration, the parties hereto agree as follows.

1.Share Appreciation Rights Terms.

a.Grant. You may, from time to time, be awarded Share Appreciation Rights, subject to the terms and conditions of the Plan and those herein set forth. An award of Share Appreciation Rights is granted as of the date set forth in the notification to you of such award (the “Date of Grant”) with respect to the number of Shares indicated in your award notification (the “SAR Shares”), at an exercise price per Share Appreciation Right as provided in your award notification (the “Exercise Price”). Your Share Appreciation Rights will expire at the close of business on the tenth anniversary of the Date of Grant (the “Expiration Date”), subject to earlier expiration in connection with the termination of your employment as provided below.

b.Exercisability/Vesting. Your Share Appreciation Rights will be exercisable only to the extent they have vested. Your Share Appreciation Rights will become vested as provided in your award notification, if and only if you have been continuously employed by the Company and/or its Subsidiaries from the date of this Agreement through such dates. Upon the termination of your employment for any reason, by you or by the Company and/or its Subsidiaries, with or without Cause, all of your unvested Share Appreciation Rights shall expire and be of no further force or effect. Any such termination shall not affect your vested Share Appreciation Rights, which shall remain exercisable pursuant to paragraph 1(d) below.

c.Change in Control. Notwithstanding any provision of this Agreement to the contrary, in the event that the successor corporation in a Change in Control does not assume or substitute for the Share Appreciation Rights (“Award” or “SAR”) (or portion thereof), the Committee will (i) cause any or all of such Award (or portion thereof) to terminate in exchange for cash, rights or other property having a value (as determined by the Committee acting in good faith) equal to the product of the number of SAR Shares multiplied by the amount, if any, by which the formula or fixed price per share paid to holders of Shares pursuant to such transaction exceeds the Exercise Price applicable to the Award, or (ii) cause the Participant to fully vest in and have the right to exercise all of his or her outstanding Share Appreciation Rights, including Shares as to which such Awards would not otherwise be vested or exercisable, in each case, to the extent the

Award otherwise remains outstanding and has not otherwise been exercised or forfeited as of any such Change in Control. For the avoidance of doubt, if the formula or fixed price per share paid to holders of Shares pursuant to such transaction is equal to or less than the SAR Price applicable to the SAR, then the SAR may be cancelled without payment therefore.

Notwithstanding anything herein to the contrary, in the event that the Award is assumed or substituted or otherwise continued by a successor in a Change in Control, the following terms shall apply. In the event of your termination of continuous employment without Cause by the successor or its affiliates in a Change in Control during the 12-month period following a Change in Control, the outstanding Stock Appreciation Rights shall become immediately exercisable with respect to 100% of the shares subject thereto as of the date of your termination of employment. The good faith determination by the Company of whether your employment was terminated by the Company for Cause shall be final and binding for all purposes hereunder. For the avoidance of doubt, the foregoing shall apply to the extent and in a manner consistent with the requirements of Section 409A of the Internal Revenue Code. The obligations of the Company hereunder shall be binding upon any successor of the Company.

d.Termination of Share Appreciation Rights. In no event shall any part of your Share Appreciation Rights be exercisable after the Expiration Date set forth in paragraph 1(a) If your employment with the Company and/or its Subsidiaries terminates for any reason, that portion of your Share Appreciation Rights that is not vested and exercisable on the date of termination of your employment shall expire and be forfeited. The portion of your Share Appreciation Rights that is vested and exercisable on the date of such termination shall, to the extent not theretofore exercised, expire on the 90th day after such date of termination.

e.Exercisability/Vesting in Event of Death or Disability. Notwithstanding any provision of this Agreement to the contrary, if your employment with the Company and/or its Subsidiaries terminates as a result of your death or Disability, then your Share Appreciation Rights, if not already vested under Sections 1(b) or 1(c) above, will vest in full as of the date of death or separation from employment due to Disability and may be exercised by the persons described in Section 4 below, but only within the period ending on the earlier of (1) the date twelve (12) months following the date of death or separation from employment due to Disability, or (2) the Expiration Date set forth in paragraph 1(a). If, after death or separation from employment due to Disability, the Share Appreciation Rights are not exercised within the time specified herein, the Share Appreciation Rights shall expire and be forfeited.

2.Procedure for Share Appreciation Rights Exercise. You may, at any time or from time to time, to the extent permitted hereby, exercise all or any portion of your vested portion of your Share Appreciation Rights by delivering, to the attention of the Company’s General Counsel at the address set forth in paragraph 9 below, written notice to the Company of the number of Share Appreciation Rights to be exercised.

3.Payment for Share Appreciation Rights. Upon your exercise of the Share Appreciation Rights, the Company shall pay you in SAR Shares an amount equal to the quotient of (i) the product of (x) the positive difference (if any) between the Fair Market Value of a SAR Share on the exercise date and the Exercise Price, multiplied by (y) the number of Share Appreciation Rights being exercised, divided by (ii) the Fair Market Value of a SAR Share on the exercise date, rounded down to the nearest whole share. Any fractional SAR Shares shall be forfeited.

4.Share Appreciation Rights Not Transferable. Your Share Appreciation Rights are personal to you and are not transferable by you, other than by will or by the laws of descent and distribution. During your lifetime, only you (or your guardian or legal representative) may exercise your Share Appreciation Rights. In the event of your death, your Share Appreciation Rights may be exercised only by the executor or administrator of your estate or the person or persons to whom your rights under the Share Appreciation Rights shall pass by will or by the laws of intestate succession.

5.Conformity with the Plan. Your Share Appreciation Rights are intended to conform in all respects with, and are subject to, all applicable provisions of the Plan, the terms and conditions of which are incorporated herein by reference. Any inconsistencies between this Agreement and the Plan shall be resolved in accordance with the Plan.

6.Rights of Participants. Nothing in this Agreement shall interfere with or limit in any way the right of the Company and/or its Subsidiaries to terminate your employment at any time (with or without Cause), or confer upon you any right to continue in the employ of the Company and/or its Subsidiaries for any period of time or to continue to receive your current (or other) rate of compensation. Nothing in this Agreement shall confer upon you any right to be selected to receive additional awards under the Plan or otherwise.

7.Withholding of Taxes. The Company may, if necessary or desirable, withhold from any amounts due and payable to you by the Company or a Subsidiary (or secure payment from you in lieu of withholding) the amount of any withholding or other tax due from the Company or Subsidiary with respect to the issuance or exercise of your Share Appreciation Rights, and the Company may defer such issuance or exercise unless indemnified by you to its satisfaction against the payment of any such amount. Notwithstanding the foregoing, the maximum number of SAR Shares that may be withheld upon the issuance or exercise of your Share Appreciation Rights to satisfy any federal, state, or local tax withholding requirements may not exceed such number of SAR Shares having a Fair Market Value equal to the minimum statutory amount required by the Company to be withheld and paid to any such federal, state, or local taxing authority with respect to such issuance or exercise of your Share Appreciation Rights, or such greater amount as may be permitted under applicable accounting standards.

8.Adjustments. In the event that the Committee shall determine that any dividend in Shares, recapitalization, Share split, reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, or other similar corporate transaction or event affects the Shares such that an adjustment is appropriate in order to prevent dilution or enlargement of your rights under this Share Appreciation Rights Agreement, then the Committee shall make such equitable changes or adjustments as it deems appropriate and adjust, in such manner as it deems equitable, any or all of: (i) the number and kinds of

SAR Shares, other securities or other consideration subject to the Share Appreciation Rights; and (ii) the Exercise Price of the Share Appreciation Rights. In the event that the Company shall declare an extraordinary cash dividend, then the Committee shall in its discretion either (i) pay you cash on the payment date of such dividend in an amount equal to the number of SAR Shares represented by the vested portion of your Share Appreciation Rights multiplied by the per share amount of such extraordinary cash dividend and to the extent these Share Appreciation Rights are not then fully vested make similar additional payments in the future when and as the remaining portion of these Share Appreciation Rights vest; or (ii) reduce the Exercise Price of your Share Appreciation Rights by an amount equal to the per share extraordinary dividend; or (iii) make such other adjustment as the Committee determines would provide you with a substantially similar benefit.

9.Notices. Any notice required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been given when delivered personally or by courier, or sent by certified or registered mail, postage prepaid, return receipt requested, duly addressed to the party concerned at the address indicated below or to such changed address as such party may subsequently by similar process give notice of, or by email or other electronic means using a system maintained by the Company when transmitted without a notice of failed delivery:

If to the Company: Vail Resorts, Inc.
390 Interlocken Crescent
Suite 1000
Broomfield, Colorado 80021
Attention: General Counsel

If to you: At your most recent address shown on the Company’s corporate records, or at any other address which you may specify in a notice delivered to the Company in the manner set forth herein.

10.Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without reference to the principles of conflict of laws.

11.Compliance with Law. The exercise of the Share Appreciation Rights shall be subject to compliance by the Company and you with all applicable laws, including the requirements of any stock exchange on which the SAR Shares may be listed. You may not exercise the Share Appreciation Rights if such exercise would violate any applicable federal or state securities laws or other laws or regulations. You understand that the Company is under no obligation to register the SAR Shares with the Securities and Exchange Commission, any state securities commission or any stock exchange to effect such compliance.

12.Successors and Assigns. The Company may assign any of its rights under this Agreement. This Agreement will be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth herein, this Agreement will be binding upon you and your beneficiaries, executors, administrators and the person(s) to whom the Share Appreciation Rights may be transferred by will or the laws of descent or distribution.

13.Severability. The invalidity or unenforceability of any provision of the Plan or this Agreement shall not affect the validity or enforceability of any other provision of the Plan or this Agreement, and each provision of the Plan and this Agreement shall be severable and enforceable to the extent permitted by law.

14.Code Section 409A. This paragraph applies only to the extent that you are a U.S. taxpayer. This Agreement is intended to comply with Section 409A of the Code or an exemption thereunder and shall be construed and interpreted in a manner that is consistent with the requirements for avoiding additional taxes or penalties under Section 409A of the Code. Notwithstanding the foregoing, the Company makes no representations that the payments and benefits provided under this Agreement comply with Section 409A of the Code and in no event shall the Company be liable for all or any portion of any taxes, penalties, interest or other expenses that may be incurred by you on account of non- compliance with Section 409A of the Code.

15.Binding Effect. By accepting the award of Share Appreciation Rights, you agree to be bound by this Agreement.

16.Confidentiality. As part of your responsibilities with the Company, you may have access to or become familiar with information concerning the business of the Company that is of a confidential nature. By accepting this Award, you agree that you will not discuss or disclose any confidential information to any outside individual or institution or to use it for your own benefit except on the direct written authorization of a member of the Executive Committee. Please refer to the Confidential Information section in the Employee Guide for additional information, including a description of the information considered confidential. The Company will pursue legal remedies for unauthorized use or disclosure of sensitive, confidential information.

17.Language. You acknowledge that you are sufficiently proficient in the English language, or have consulted with an advisor who is sufficiently proficient in English, so as to allow you to understand the terms and conditions of this Agreement. If you have received this Agreement, or any other document related to your Award and/or the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.

18.Appendix. Notwithstanding any provisions in this Agreement, your Award shall be subject to the special terms and conditions for your country of residence and/or work set forth in the Appendix attached to this Agreement which, where applicable, shall prevail in the event of conflict between such terms and conditions and the terms of this Agreement, the notification, and/or the Plan.

APPENDIX
SWITZERLAND

This appendix is applicable for employees with residence or work place in Switzerland.

Termination of your employment. The following supplements Section 1(b) and (d) of the Agreement:

If you are employed by a Swiss employer, termination of your employment is deemed to occur:

(i) on the effective date of termination of your employment; or

(ii) on the date when notice of termination of employment is given, if the employment agreement is terminated for Cause, irrespective of whether such reason would justify a termination of the employment relationship for cause according to art. 337 of the Swiss Code of Obligations.

Withholding of Taxes. The following supplements Section 7 of the Agreement:
As a condition of the exercise of your Share Appreciation Rights, you unconditionally and irrevocably agree:

(i) to pay upon request of the Company to your employer in cash (1) all Swiss income tax which your employer is liable to account for on your behalf directly to the Swiss tax administration; and (2) all liability to employee’s social contributions which the employer is liable to account for on your behalf to the Swiss social security administration (together the “Swiss Tax Liability”); or

(ii) to permit the Company to sell at the best price which it can reasonably obtain such number of Shares allotted to you following exercise as will provide the Company with an amount equal to the Swiss Tax Liability; and to permit your employer to withhold an amount not exceeding the Swiss Tax Liability from any payment made to you (including, but not limited to salary).

Legal Nature of Award. If you have your residence or work place in Switzerland, the grant of your Award shall always be deemed a gratuity or special reward (Gratifikation/Sondervergütung) within the meaning of art. 332d of the Swiss Code of Obligations and not an element of salary.
Data Privacy. For the purposes of operating the Plan in Switzerland, the Company will collect and process information relating to you in accordance with the privacy notice from time to time in force.

Tax Reporting Obligations:

At grant: You will receive an addendum to your annual salary statement, reporting the details of your Award. You are required to file such document with your tax return. Furthermore, you are required to declare the Award granted to you in the securities statement (Wertschriftenverzeichnis) of your tax return on a "pro memoria" basis with nil value.

At exercise: You will receive an addendum to the annual salary statement, reporting the taxable income realized upon exercise of your Share Appreciation Rights. You are required to declare such income in and to file this document with your tax return. Any Shares acquired upon vesting will be subject to net wealth tax and must be reported in the securities statement (Wertschriftenverzeichnis) of your tax return.